Exhibit 10.5
Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT II, Inc.

The following Revolver Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.3 to this Form 8-K:

1.    Revolver Note payable to SunTrust Bank in the amount of $69,700,000 dated June 28, 2018.
2.    Revolver Note payable to Wells Fargo Bank, National Association in the amount of $69,600,000 dated June 28, 2018.
3.    Revolver Note payable to Capital One, National Association in the amount of $69,600,000 dated June 28, 2018.
4.    Revolver Note payable to U.S. Bank National Association in the amount of $69,600,000 dated June 28, 2018.
5.    Revolver Note payable to Fifth Third Bank in the amount of $55,000,000 dated June 28, 2018.
6.    Revolver Note payable to Regions Bank in the amount of $55,000,000 dated June 28, 2018.
7.    Revolver Note payable to Associated Bank, National Association in the amount of $22,000,000 dated June 28, 2018.

The following Term Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.4 to this Form 8-K:

1.    Term Note payable to SunTrust Bank in the amount of $25,300,000 dated June 28, 2018.
2.    Term Note payable to Wells Fargo Bank, National Association in the amount of $25,400,000 dated June 28, 2018.
3.    Term Note payable to Capital One, National Association in the amount of $25,400,000 dated June 28, 2018.
4.    Term Note payable to U.S. Bank National Association in the amount of $25,400,000 dated June 28, 2018.
5.    Term Note payable to Fifth Third Bank in the amount of $20,000,000 dated June 28, 2018.
6.    Term Note payable to Regions Bank in the amount of $20,000,000 dated June 28, 2018.
7.    Term Note payable to Associated Bank, National Association in the amount of $8,000,000 dated June 28, 2018.